N / E / W / S R / E / L / E / A / S / E

January 28, 2021

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FOURTH QUARTER 2020 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported fourth quarter 2020 net income of $45.1 million compared to $47.8 million during the same period in 2019. Earnings per share for the period totaled $.83 per share compared to fourth quarter 2019 result of $.87 per share. Net income for the year ended December 31, 2020 totaled $148.6 million, compared to $164.5 million during the same period in 2019. Year-to-date earnings per share totaled $2.74 compared to $3.19 in 2019.

Total assets equaled $14.1 billion as of year-end and loans totaled $9.2 billion. The Corporation’s loan portfolio increased by $789 million, or 9.2 percent, during 2020. Paycheck Protection Program (“PPP”) loans accounted for $667 million of the year’s loan growth. Investments increased $551 million, or 21.2 percent, during the year and now total $3.1 billion. Total deposits equaled $11.4 billion as of year-end and increased by $1.5 billion, or 15.5 percent, during 2020.

Mark Hardwick, Chief Executive Officer, stated, “We are proud of our 2020 results given the significant headwinds of the past year. The global pandemic quickly turned 2020 into a year filled with economic, political, medical and logistical challenges. However, our employees demonstrated courage and a can-do attitude for the benefit of all stakeholders. We guided over 5,200 customers through the Paycheck Protection Program while maintaining branch and back-office operations with as many as 1,000 employees working remotely. We grew loans by 9.2 percent, deposits by 15.5 percent, processed over 2,700 loan modifications and donated an additional $1 million to COVID relief efforts in our communities. Despite providing $58.7 million to the allowance for loan losses and managing through 40 basis points of margin compression we still delivered $149 million of net income to shareholders.” Hardwick also added, “Executive management expects 2021 to be a year of increasing momentum as the vaccine helps reopen our lobbies and allows us to repopulate our offices while growing our customer base.”

At the beginning of 2020, the Corporation chose to defer the adoption of the current expected credit loss (“CECL”) model. The passing of the 2021 Consolidated Appropriations Act in December of 2020 prompted the SEC to allow for the adoption of CECL on January 1, 2021 with a Day 1 measurement date of January 1, 2021. As such, the allowance for loan losses was calculated under the incurred loss method in the fourth quarter. The Corporation’s provision expense totaled $4.5 million for the fourth quarter and $58.7 million for the year ended December 31, 2020. Net charge-offs totaled $0.6 million for the quarter and $8.3 million for the year. The allowance for loan losses totaled $130.6 million at year end, which increased $3.9 million in the fourth quarter. Allowance for loan losses is 1.41 percent of total loans and 1.52 percent excluding PPP loans from total loans. The Corporation also has $23 million in remaining fair value marks.

Net-interest income totaled $382.1 million for the year, an increase of $25.5 million, or 7.1 percent, in the face of a net-interest margin decline of 40 basis points to 3.29 percent. Yield on earning assets declined by 94 basis points totaling 3.84 percent and the cost of supporting liabilities decreased by 54 basis points and totaled 0.55 percent. Fair value accretion contributed one basis point less in margin as it accounted for 12 basis points in 2019 and 11 basis points in 2020. Yield on earning assets for the fourth quarter totaled 3.72 percent with cost of supporting liabilities totaling 0.34 percent resulting in a margin of 3.38 percent. PPP loans contributed 16 basis points to margin during the fourth quarter as unamortized SBA fees were recognized upon loan forgiveness.

Non-interest income totaled $109.9 million for the year, a $23.2 million, or 26.8 percent increase from 2019. Customer specific line items accounted for $15.3 million of increase in total non-interest income. Gains on sales of mortgage loans increased $10.4 million over 2019 and hit a record high of $18.3 million for 2020 which offset the headwinds of lower service charges on deposits and the impact of the Durbin Amendment adoption on card payment fees. Fiduciary and wealth management fees also contributed to the increase with growth of $6.2 million over 2019.

Non-interest expense totaled $263.4 million for the year ended 2020, a $16.6 million increase from 2019. The fourth quarter of 2020 includes charges of $4.5 million related to the announcement of the consolidation of 17 banking centers. Additionally, FDIC expense increased $5.1 million year over year due to the use of FDIC credits in 2019. Merger related expenses of $13.7 million were also included in the 2019 totals.

The Corporation’s loan to deposit ratio now totals 81 percent and loan to asset ratio totals 66 percent. Additionally, the Corporation’s total risk-based capital ratio equaled 14.36 percent, common equity tier 1 capital ratio equaled 12.02 percent, and the tangible common equity ratio totaled 9.65 percent. Excluding PPP loans, the tangible common equity ratio totaled 9.99 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, January 28, 2021.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's fourth quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until February 28, 2021. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, Canada participants should dial 855-669-9658, or for International participants, dial +1 412-317-0088. The replay access code is 10150572.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme210128.html during the time of the call. A replay of the web cast will be available until January 28, 2022.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,
	2020	2019
ASSETS
Cash and cash equivalents	$192,896	$177,201
Interest-bearing deposits	392,305	118,263
Investment securities	3,146,787	2,596,063
Loans held for sale	3,966	9,037
Loans	9,243,174	8,459,310
Less: Allowance for loan losses	(130,648)	(80,284)
Net loans	9,112,526	8,379,026
Premises and equipment	111,062	113,055
Federal Home Loan Bank stock	28,736	28,736
Interest receivable	53,948	48,901
Goodwill and other intangibles	572,893	578,880
Cash surrender value of life insurance	292,745	288,206
Other real estate owned	940	7,527
Tax asset, deferred and receivable	12,340	12,165
Other assets	146,066	100,194
TOTAL ASSETS	$14,067,210	$12,457,254
LIABILITIES
Deposits:
Noninterest-bearing	$2,298,138	$1,736,396
Interest-bearing	9,063,472	8,103,560
Total Deposits	11,361,610	9,839,956
Borrowings:
Federal funds purchased	—	55,000
Securities sold under repurchase agreements	177,102	187,946
Federal Home Loan Bank advances	389,430	351,072
Subordinated debentures and other borrowings	118,380	138,685
Total Borrowings	684,912	732,703
Interest payable	3,287	6,754
Other liabilities	141,756	91,404
Total Liabilities	12,191,565	10,670,817
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 53,922,359 and 55,368,482 shares	6,740	6,921
Additional paid-in capital	1,005,366	1,054,997
Retained earnings	788,578	696,520
Accumulated other comprehensive income	74,836	27,874
Total Stockholders' Equity	1,875,645	1,786,437
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$14,067,210	$12,457,254

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Twelve Months Ended
(Dollars In Thousands, Except Per Share Amounts)	December 31,		December 31,
	2020	2019	2020	2019
INTEREST INCOME
Loans receivable:
Taxable	$90,138	$102,617	$358,264	$382,772
Tax-exempt	5,414	4,671	21,483	17,568
Investment securities:
Taxable	5,263	7,993	24,440	27,815
Tax-exempt	12,056	8,995	42,341	31,655
Deposits with financial institutions	139	1,203	938	4,225
Federal Home Loan Bank stock	214	342	1,042	1,370
Total Interest Income	113,224	125,821	448,508	465,405
INTEREST EXPENSE
Deposits	7,509	24,074	51,740	91,585
Federal funds purchased	2	26	120	251
Securities sold under repurchase agreements	77	367	604	1,424
Federal Home Loan Bank advances	1,656	1,776	6,973	7,176
Subordinated debentures and other borrowings	1,669	1,994	6,944	8,309
Total Interest Expense	10,913	28,237	66,381	108,745
NET INTEREST INCOME	102,311	97,584	382,127	356,660
Provision for loan losses	4,482	500	58,673	2,800
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	97,829	97,084	323,454	353,860
OTHER INCOME
Service charges on deposit accounts	5,508	6,312	20,999	22,951
Fiduciary and wealth management fees	6,251	5,384	23,747	17,562
Card payment fees	3,502	5,430	19,502	20,243
Net gains and fees on sales of loans	5,393	2,633	18,271	7,891
Derivative hedge fees	2,281	1,405	6,977	5,357
Other customer fees	394	434	1,497	1,664
Earnings on cash surrender value of life insurance	1,283	1,458	5,140	4,537
Net realized gains on sales of available for sale securities	2,398	1,039	11,895	4,415
Other income	473	150	1,898	2,068
Total Other Income	27,483	24,245	109,926	86,688
OTHER EXPENSES
Salaries and employee benefits	41,809	39,358	155,937	144,037
Net occupancy	9,653	5,311	26,756	19,584
Equipment	5,555	4,429	19,344	16,218
Marketing	1,763	1,492	6,609	6,650
Outside data processing fees	3,839	4,428	14,432	16,476
Printing and office supplies	307	484	1,304	1,445
Intangible asset amortization	1,476	1,590	5,987	5,994
FDIC assessments	1,560	—	5,804	717
Other real estate owned and foreclosure expenses	(1,576)	66	330	2,428
Professional and other outside services	2,836	2,899	8,901	15,410
Other expenses	5,314	5,144	18,001	17,804
Total Other Expenses	72,536	65,201	263,405	246,763
INCOME BEFORE INCOME TAX	52,776	56,128	169,975	193,785
Income tax expense	7,641	8,298	21,375	29,325
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$45,135	$47,830	$148,600	$164,460
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.83	$0.87	$2.75	$3.20
Diluted Net Income Available to Common Stockholders	$0.83	$0.87	$2.74	$3.19
Cash Dividends Paid	$0.26	$0.26	$1.04	$1.00
Average Diluted Shares Outstanding (in thousands)	54,050	55,520	54,220	51,561

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019
NET CHARGE-OFFS	$560	$787	$8,309	$3,068

AVERAGE BALANCES:
Total Assets	$13,968,047	$12,479,039	$13,466,269	$11,091,320
Total Loans	9,240,304	8,358,683	9,051,155	7,690,190
Total Earning Assets	12,663,803	11,194,954	12,123,317	10,015,771
Total Deposits	11,283,040	9,926,794	10,728,106	8,782,634
Total Stockholders' Equity	1,856,896	1,768,848	1,825,135	1,569,615

FINANCIAL RATIOS:
Return on Average Assets	1.29%	1.53%	1.10%	1.48%
Return on Average Stockholders' Equity	9.72	10.82	8.14	10.48
Return on Average Common Stockholders' Equity	9.72	10.82	8.14	10.48
Average Earning Assets to Average Assets	90.66	89.71	90.03	90.30
Allowance for Loan Losses as % of Total Loans	1.41	0.95	1.41	0.95
Net Charge-offs as % of Average Loans (Annualized)	0.02	0.04	0.09	0.04
Average Stockholders' Equity to Average Assets	13.29	14.17	13.55	14.15
Tax Equivalent Yield on Average Earning Assets	3.72	4.63	3.84	4.78
Interest Expense/Average Earning Assets	0.34	1.01	0.55	1.09
Net Interest Margin (FTE) on Average Earning Assets	3.38	3.62	3.29	3.69
Efficiency Ratio	55.01	51.07	51.71	52.73
Tangible Common Book Value Per Share	$24.27	$21.94	$24.27	$21.94

NON-PERFORMING ASSETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Non-Accrual Loans	$61,471	$56,739	$50,102	$15,649	$15,949
Renegotiated Loans	3,240	2,677	1,086	665	841
Non-Performing Loans (NPL)	64,711	59,416	51,188	16,314	16,790
Other Real Estate Owned and Repossessions	940	6,984	7,409	8,017	7,527
Non-Performing Assets (NPA)	65,651	66,400	58,597	24,331	24,317
90+ Days Delinquent	746	1,330	4,981	312	69
NPAs & 90 Day Delinquent	$66,397	$67,730	$63,578	$24,643	$24,386

Allowance for Loan Losses	$130,648	$126,726	$121,119	$99,454	$80,284
Quarterly Net Charge-offs	560	6,937	230	582	787
NPAs / Actual Assets %	0.47%	0.48%	0.42%	0.19%	0.20%
NPAs & 90 Day / Actual Assets %	0.47%	0.49%	0.46%	0.19%	0.20%
NPAs / Actual Loans and OREO %	0.71%	0.72%	0.63%	0.28%	0.29%
Allowance for Loan Losses / Actual Loans (%)	1.41%	1.37%	1.30%	1.15%	0.95%
Net Charge-offs as % of Average Loans (Annualized)	0.02%	0.30%	0.01%	0.03%	0.04%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
ASSETS
Cash and cash equivalents	$192,896	$164,632	$229,759	$127,731	$177,201
Interest-bearing deposits	392,305	273,936	380,021	132,944	118,263
Investment securities	3,146,787	2,933,286	2,789,379	2,697,954	2,596,063
Loans held for sale	3,966	3,183	901	5,039	9,037
Loans	9,243,174	9,243,833	9,298,541	8,606,849	8,459,310
Less: Allowance for loan losses	(130,648)	(126,726)	(121,119)	(99,454)	(80,284)
Net loans	9,112,526	9,117,107	9,177,422	8,507,395	8,379,026
Premises and equipment	111,062	112,959	112,548	114,045	113,055
Federal Home Loan Bank stock	28,736	28,736	28,736	28,736	28,736
Interest receivable	53,948	52,992	57,063	47,489	48,901
Goodwill and other intangibles	572,893	574,369	575,855	577,366	578,880
Cash surrender value of life insurance	292,745	291,543	290,715	289,574	288,206
Other real estate owned	940	6,942	7,367	7,972	7,527
Tax asset, deferred and receivable	12,340	21,762	13,126	9,497	12,165
Other assets	146,066	155,903	156,486	147,776	100,194
TOTAL ASSETS	$14,067,210	$13,737,350	$13,819,378	$12,693,518	$12,457,254
LIABILITIES
Deposits:
Noninterest-bearing	$2,298,138	$2,187,607	$2,260,351	$1,688,205	$1,736,396
Interest-bearing	9,063,472	8,718,546	8,705,637	8,182,279	8,103,560
Total Deposits	11,361,610	10,906,153	10,965,988	9,870,484	9,839,956
Borrowings:
Federal funds purchased	—	80,000	—	47,000	55,000
Securities sold under repurchase agreements	177,102	187,732	181,150	183,317	187,946
Federal Home Loan Bank advances	389,430	399,522	400,817	480,995	351,072
Subordinated debentures and other borrowings	118,380	118,320	285,197	128,741	138,685
Total Borrowings	684,912	785,574	867,164	840,053	732,703
Interest payable	3,287	5,038	5,587	7,746	6,754
Other liabilities	141,756	206,929	171,544	197,275	91,404
Total Liabilities	12,191,565	11,903,694	12,010,283	10,915,558	10,670,817
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,740	6,736	6,724	6,719	6,921
Additional paid-in capital	1,005,366	1,003,777	1,002,962	1,000,942	1,054,997
Retained earnings	788,578	757,550	735,439	716,518	696,520
Accumulated other comprehensive income	74,836	65,468	63,845	53,656	27,874
Total Stockholders' Equity	1,875,645	1,833,656	1,809,095	1,777,960	1,786,437
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$14,067,210	$13,737,350	$13,819,378	$12,693,518	$12,457,254

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
INTEREST INCOME
Loans receivable:
Taxable	$90,138	$84,162	$87,312	$96,652	$102,617
Tax-exempt	5,414	5,395	5,359	5,315	4,671
Investment securities:
Taxable	5,263	5,399	6,147	7,631	7,993
Tax-exempt	12,056	10,931	10,019	9,335	8,995
Deposits with financial institutions	139	90	134	575	1,203
Federal Home Loan Bank stock	214	248	281	299	342
Total Interest Income	113,224	106,225	109,252	119,807	125,821
INTEREST EXPENSE
Deposits	7,509	9,776	12,707	21,748	24,074
Federal funds purchased	2	5	2	111	26
Securities sold under repurchase agreements	77	83	92	352	367
Federal Home Loan Bank advances	1,656	1,749	1,794	1,774	1,776
Subordinated debentures and other borrowings	1,669	1,691	1,639	1,945	1,994
Total Interest Expense	10,913	13,304	16,234	25,930	28,237
NET INTEREST INCOME	102,311	92,921	93,018	93,877	97,584
Provision for loan losses	4,482	12,544	21,895	19,752	500
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	97,829	80,377	71,123	74,125	97,084
OTHER INCOME
Service charges on deposit accounts	5,508	5,209	4,312	5,970	6,312
Fiduciary and wealth management fees	6,251	5,910	5,601	5,985	5,384
Card payment fees	3,502	3,996	6,097	5,907	5,430
Net gains and fees on sales of loans	5,393	5,841	3,674	3,363	2,633
Derivative hedge fees	2,281	1,715	1,042	1,939	1,405
Other customer fees	394	372	333	398	434
Earnings on cash surrender value of life insurance	1,283	1,171	1,326	1,360	1,458
Net realized gains on sales of available for sale securities	2,398	1,817	3,068	4,612	1,039
Other income	473	132	1,028	265	150
Total Other Income	27,483	26,163	26,481	29,799	24,245
OTHER EXPENSES
Salaries and employee benefits	41,809	39,187	35,698	39,243	39,358
Net occupancy	9,653	5,855	5,447	5,801	5,311
Equipment	5,555	4,956	4,489	4,344	4,429
Marketing	1,763	1,311	2,092	1,443	1,492
Outside data processing fees	3,839	3,776	2,618	4,199	4,428
Printing and office supplies	307	331	279	387	484
Intangible asset amortization	1,476	1,486	1,511	1,514	1,590
FDIC assessments	1,560	1,249	1,472	1,523	—
Other real estate owned and foreclosure expenses	(1,576)	717	684	505	66
Professional and other outside services	2,836	2,254	1,553	2,258	2,899
Other expenses	5,314	3,587	4,146	4,954	5,144
Total Other Expenses	72,536	64,709	59,989	66,171	65,201
INCOME BEFORE INCOME TAX	52,776	41,831	37,615	37,753	56,128
Income tax expense	7,641	5,621	4,623	3,490	8,298
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$45,135	$36,210	$32,992	$34,263	$47,830

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.83	$0.67	$0.62	$0.63	$0.87
Diluted Net Income Available to Common Stockholders	$0.83	$0.67	$0.62	$0.62	$0.87
Cash Dividends Paid	$0.26	$0.26	$0.26	$0.26	$0.26
Average Diluted Shares Outstanding (in thousands)	54,050	53,971	53,943	54,918	55,520
FINANCIAL RATIOS:
Return on Average Assets	1.29%	1.06%	0.97%	1.09%	1.53%
Return on Average Stockholders' Equity	9.72	7.91	7.35	7.55	10.82
Return on Average Common Stockholders' Equity	9.72	7.91	7.35	7.55	10.82
Average Earning Assets to Average Assets	90.66	90.34	89.25	89.81	89.71
Allowance for Loan Losses as % of Total Loans	1.41	1.37	1.30	1.15	0.95
Net Charge-offs as % of Average Loans (Annualized)	0.02	0.30	0.01	0.03	0.04
Average Stockholders' Equity to Average Assets	13.29	13.41	13.15	14.45	14.17
Tax Equivalent Yield on Average Earning Assets	3.72	3.58	3.72	4.38	4.63
Interest Expense/Average Earning Assets	0.34	0.43	0.53	0.92	1.01
Net Interest Margin (FTE) on Average Earning Assets	3.38	3.15	3.19	3.46	3.62
Efficiency Ratio	55.01	51.40	47.95	52.17	51.07
Tangible Common Book Value Per Share	$24.27	$23.48	$23.04	$22.46	$21.94

LOANS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Commercial and industrial loans	$2,776,699	$2,875,331	$2,898,329	$2,199,226	$2,109,879
Agricultural land, production and other loans to farmers	281,884	301,192	316,815	315,950	334,172
Real estate loans:
Construction	484,723	622,084	640,560	643,674	787,568
Commercial real estate, non-owner occupied	2,220,949	2,098,589	2,097,767	2,118,148	1,902,692
Commercial real estate, owner occupied	958,501	931,815	919,254	921,491	909,695
Residential	1,234,741	1,146,406	1,145,187	1,121,556	1,143,217
Home equity	508,259	527,458	532,314	570,398	588,984
Individuals' loans for household and other personal expenditures	129,479	125,411	123,611	129,765	135,989
Public finance and other commercial loans	647,939	615,547	624,704	586,641	547,114
Loans	9,243,174	9,243,833	9,298,541	8,606,849	8,459,310
Allowance for loan losses	(130,648)	(126,726)	(121,119)	(99,454)	(80,284)
NET LOANS	$9,112,526	$9,117,107	$9,177,422	$8,507,395	$8,379,026

DEPOSITS
(Dollars In Thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Demand deposits	$6,821,152	$6,279,554	$6,288,360	$5,293,200	$5,250,568
Savings deposits	3,661,713	3,518,286	3,278,156	2,962,821	2,896,177
Certificates and other time deposits of $100,000 or more	346,194	467,610	607,474	694,062	736,843
Other certificates and time deposits	459,168	542,919	669,119	717,723	741,759
Brokered deposits	73,383	97,784	122,879	202,678	214,609
TOTAL DEPOSITS	$11,361,610	$10,906,153	$10,965,988	$9,870,484	$9,839,956

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	December 31, 2020			December 31, 2019
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing deposits	$437,766	$139	0.13%	$291,616	$1,203	1.65%
Federal Home Loan Bank stock	28,736	214	2.98	28,736	342	4.76
Investment Securities: (1)
Taxable	1,222,916	5,263	1.72	1,339,068	7,993	2.39
Tax-Exempt (2)	1,734,081	15,261	3.52	1,176,851	11,386	3.87
Total Investment Securities	2,956,997	20,524	2.78	2,515,919	19,379	3.08
Loans held for sale	19,103	200	4.19	23,712	267	4.50
Loans: (3)
Commercial	6,925,491	73,530	4.25	6,111,179	81,374	5.33
Real Estate Mortgage	911,042	9,482	4.16	916,247	11,256	4.91
Installment	698,619	6,925	3.96	747,166	9,720	5.20
Tax-Exempt (2)	686,049	6,854	4.00	560,379	5,913	4.22
Total Loans	9,240,304	96,991	4.20	8,358,683	108,530	5.19
Total Earning Assets	12,663,803	117,868	3.72%	11,194,954	129,454	4.63%
Net unrealized gain (loss) on securities available for sale	62,666			31,979
Allowance for loan losses	(130,317)			(80,491)
Cash and cash equivalents	169,358			179,582
Premises and equipment	114,013			113,333
Other assets	1,088,524			1,039,682
Total Assets	$13,968,047			$12,479,039
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$4,393,991	$3,888	0.35%	$3,513,297	$9,077	1.03%
Money market deposits	2,051,985	1,164	0.23	1,529,156	4,054	1.06
Savings deposits	1,613,886	634	0.16	1,406,548	2,149	0.61
Certificates and other time deposits	961,187	1,823	0.76	1,736,058	8,794	2.03
Total Interest-bearing Deposits	9,021,049	7,509	0.33	8,185,059	24,074	1.18
Borrowings	683,068	3,404	1.99	669,756	4,163	2.49
Total Interest-bearing Liabilities	9,704,117	10,913	0.45	8,854,815	28,237	1.28
Noninterest-bearing deposits	2,261,991			1,741,735
Other liabilities	145,043			113,641
Total Liabilities	12,111,151			10,710,191
Stockholders' Equity	1,856,896			1,768,848
Total Liabilities and Stockholders' Equity	$13,968,047	10,913		$12,479,039	28,237
Net Interest Income (FTE)		$106,955			$101,217
Net Interest Spread (FTE) (4)			3.27%			3.35%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.72%			4.63%
Interest Expense / Average Earning Assets			0.34%			1.01%
Net Interest Margin (FTE) (5)			3.38%			3.62%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2020 and 2019. These totals equal $4,644 and $3,633 for the three months ended December 31, 2020 and 2019, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Twelve Months Ended
	December 31, 2020			December 31, 2019
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Federal Funds Sold
Interest-bearing deposits	$319,686	$938	0.29%	$211,683	$4,225	2.00%
Federal Home Loan Bank stock	28,736	1,042	3.63	25,645	1,370	5.34
Investment Securities: (1)
Taxable	1,282,827	24,440	1.91	1,101,247	27,815	2.53
Tax-Exempt (2)	1,440,913	53,596	3.72	987,006	40,070	4.06
Total Investment Securities	2,723,740	78,036	2.87	2,088,253	67,885	3.25
Loans held for sale	18,559	781	4.21	18,402	780	4.24
Loans: (3)
Commercial	6,755,215	286,773	4.25	5,631,146	306,139	5.44
Real Estate Mortgage	889,083	40,002	4.50	811,188	37,782	4.66
Installment	718,815	30,708	4.27	701,459	38,071	5.43
Tax-Exempt (2)	669,483	27,194	4.06	527,995	22,238	4.21
Total Loans	9,051,155	385,458	4.26	7,690,190	405,010	5.27
Total Earning Assets	12,123,317	465,474	3.84%	10,015,771	478,490	4.78%
Net unrealized gain on securities available for sale	59,639			17,676
Allowance for loan losses	(110,963)			(81,000)
Cash and cash equivalents	200,366			142,857
Premises and equipment	113,642			99,343
Other assets	1,080,268			896,673
Total Assets	$13,466,269			$11,091,320
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$4,009,566	$20,239	0.50%	$3,070,861	$33,921	1.10%
Money market deposits	1,769,478	7,810	0.44	1,300,064	14,111	1.09
Savings deposits	1,534,069	3,641	0.24	1,242,468	9,464	0.76
Certificates and other time deposits	1,346,967	20,050	1.49	1,673,292	34,089	2.04
Total Interest-bearing Deposits	8,660,080	51,740	0.60	7,286,685	91,585	1.26
Borrowings	768,238	14,641	1.91	644,729	17,160	2.66
Total Interest-bearing Liabilities	9,428,318	66,381	0.70	7,931,414	108,745	1.37
Noninterest-bearing deposits	2,068,026			1,495,949
Other liabilities	144,790			94,342
Total Liabilities	11,641,134			9,521,705
Stockholders' Equity	1,825,135			1,569,615
Total Liabilities and Stockholders' Equity	$13,466,269	66,381		$11,091,320	108,745
Net Interest Income (FTE)		$399,093			$369,745
Net Interest Spread (FTE) (4)			3.14%			3.41%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			3.84%			4.78%
Interest Expense / Average Earning Assets			0.55%			1.09%
Net Interest Margin (FTE) (5)			3.29%			3.69%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2020 and 2019. These totals equal $16,966 and $13,085 for the twelve months ended December 31, 2020 and 2019, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.